UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2021 (September 16, 2021)

VALERO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13175	74-1828067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Valero Way San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	VLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    On September 16, 2021, the board of directors (the “Board”) of Valero Energy Corporation (“Valero”) increased its size to 12 members and elected Fred M. Diaz as a member of the Board, with an initial term beginning immediately and expiring at Valero’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”). Additionally, the Board appointed Mr. Diaz to serve on the Nominating/Governance and Public Policy Committee of the Board, effective immediately. Mr. Diaz is expected to stand for re-election at the 2022 Annual Meeting.

Mr. Diaz is entitled to participate in Valero’s non-employee director compensation program, as described under “Director Compensation” in Valero’s 2020 proxy statement filed with the Securities and Exchange Commission on March 18, 2021. Mr. Diaz is entitled to receive pro-rata compensation for the period of his service on the Board from the date of his election on September 16, 2021, to the anticipated date of the 2022 Annual Meeting. Accordingly, Valero granted Mr. Diaz a pro-rata equity grant of 2,021 stock units upon his election to the Board, which are scheduled to vest in full on the first anniversary of the date of grant, and Mr. Diaz is also entitled to receive a pro-rata annual cash retainer in the amount of $86,666.67.

Item 7.01	Regulation FD Disclosure.

We are furnishing the disclosure in this Item 7.01 in connection with Valero’s issuance of a press release on September 16, 2021, announcing Mr. Diaz’s election to the Board and disclosing other items related to the disclosure in Item 5.02 above. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated by reference into this Item 7.01

The information in Items 7.01 and 9.01 of this Current Report on Form 8-K is being furnished, not “filed,” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any registration statement filed by Valero under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified in such filing as being incorporated by reference in such filing. The furnishing of the information in Items 7.01 and 9.01 of this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by Valero that such information is material or complete, or that investors should consider such information before making an investment decision with respect to any security of Valero or any of its affiliates.

Safe Harbor Statement

Statements contained in this Current Report on Form 8-K and the exhibit hereto that state Valero’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. The forward-looking statements in this Current Report on Form 8-K and the exhibit hereto include the expected timing of the 2022 Annual Meeting and expectations that Mr. Diaz will stand for re-election at the 2022 Annual Meeting. It is important to note that actual results could differ materially from those projected in such forward-looking statements based on numerous factors, including those outside of Valero’s control. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero’s annual report on Form 10-K, quarterly reports on Form 10-Q, and other reports filed with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.

99.01	Press release dated September 16, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION

Date: September 17, 2021	by:	/s/ Richard J. Walsh
Richard J. Walsh
Senior Vice President, General Counsel and Secretary